Reverse Stock Split	9 Months Ended
Sep. 23, 2012
Reverse Stock Split

16. REVERSE STOCK SPLIT

In connection with the initial public offering, on July 11, 2012, we amended our certificate of incorporation to effect a 2.7585470602469:1 reverse stock split of our common stock, series A preferred stock, series B preferred stock and series X preferred stock. Concurrent with the reverse stock split, we adjusted the number of shares subject to and the exercise price of our outstanding stock option awards under the Plan such that the holders of the options are in the same economic position both before and after the reverse stock split. Immediately prior to this offering, we will amend and restate our certificate of incorporation to convert each outstanding share of our series A preferred stock, series B preferred stock and series X preferred stock into our common stock on a 1:1 basis.

Under the Codification 718-20-35-6, changes in the terms of stock options in conjunction with an equity restructuring such as a reverse stock split are deemed to be modifications. In order to determine whether the modification results in additional compensation cost, the fair value of the awards immediately after the equity restructuring will be compared to the corresponding fair values immediately prior to the equity restructuring. The aggregate fair value of the stock options prior to the restructuring will approximate the aggregate fair value immediately after the equity restructuring and therefore will require no adjustment to stock-based compensation expense.

As a result of the reverse stock split, all previously reported share amounts, including options in the accompanying financial statements and related notes have been retrospectively restated to reflect the reverse stock split.